UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 23, 2005


                          Scores Holding Company, Inc.
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             (Exact name of registrant as specified in its charter)

             Utah                     000-16665                87-0426358
             ----                     ---------               ------------
(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification No.)


        533-535 West 27th St., New York, NY              10001
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      (Address of Principal Executive Offices)        (Zip Code)


                                 (212) 868-4900
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              (Registrant's telephone number, including area code)


                                 Not applicable
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant's Certifying Accountant

On February 24, 2005, the Board of Directors of Scores Holding Company, Inc. ("Scores Holding") dismissed its independent accountant, Radin, Glass & Co., LLP ("Radin, Glass") and appointed Sherb & Co., LLP ("Sherb") as its new independent accountant for its fiscal year ending December 31, 2004.

The reports issued by Radin, Glass on the consolidated financial statements of Scores Holding as of and for the fiscal years ended December 31, 2003 and December 31, 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2003 and December 31, 2002 and through the date of this Form 8-K, there were no disagreements between Radin, Glass and Scores Holding on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Radin, Glass, would have caused Radin, Glass to make reference to the subject matter of the disagreements in connection with its reports on Scores Holding's consolidated financial statements for such periods, nor have there been any reportable events as listed in Item 304 (a)(1)(iv) of Regulation S-B.

Prior to engaging Sherb as its independent accountant, neither Scores Holding nor anyone acting on its behalf consulted with Sherb regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

Scores Holding provided Radin, Glass with a copy of the foregoing disclosures, and a letter from Radin, Glass confirming its agreement with these disclosures is attached as Exhibit 16.1 to this report.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

The following exhibit is filed as a part of this report:

EXHIBIT NO.     DESCRIPTION

16.1            Letter, dated February 28, 2005, from Radin, Glass & Co., LLP


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Scores Holdings Company, Inc.


Dated: February 25, 2005                By: /s/ Richard Goldring
                                            -------------------------------
                                            Richard Goldring, President and
                                            Chief Executive Officer

                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION
-----------    -----------

   16.1        Letter, dated February 28, 2005, from Radin, Glass & Co., LLP